© Atkore Third Quarter 2023 Earnings Presentation and Business Update August 8, 2023

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Solid Results in Q3 2023 1. See non-GAAP reconciliation in appendix. 493.5 384.9 853.7 1,061.6 895.9 919.1 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Q2 2023 Q3 2023 +2.6% 88.5 63.7 274.3 377.5 276.0 270.3 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Q2 2023 Q3 2023 -2.1% 1.04 0.67 3.96 6.07 4.87 5.72 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Q2 2023 Q3 2023 +17.5% Net Sales $M Net Income $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share 0.75 0.49 3.64 5.74 4.31 5.13 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Q2 2023 Q3 2023 +19.0% Diluted EPS $/share Q3 volume growth of 2%; continue to expect mid single digit percentage volume growth for FY 2023 Year to date operating cash flow up 52% versus prior year; repurchased $147M in stock in Q3 2023, and have repurchased over $416M in FY 2023 YTD; approximately $384M in remaining stock repurchase authorization Changed FY 2023 accounting treatment for solar credits related to the Inflation Reduction Act which created a larger than expected tax benefit in Q3, and an unfavorable impact versus prior projections for both Adjusted EBITDA and Adjusted Diluted EPS in Q4 Increasing Full Year 2023 Outlook for Adjusted Diluted EPS Business Update 36.6 24.1 175.3 254.3 174.2 201.3 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Q2 2023 Q3 2023 +15.6%

4© Atkore Solar Credit Accounting Treatment Explanation 1. For additional details, see Note 2, “Revenue from Contracts with Customers” in our forms 10-Q filed May 9, 2023 and August 8, 2023. 2. See non-GAAP reconciliation in appendix Adjusted EBITDA2 Net Sales Adjusted Diluted EPS2 $5.22 $5.72$0.50 Q3 Assuming GGAM Variance Q3 Actual Results $291M $270M Q3 Assuming GGAM $21 Variance Q3 Actual Results $924M $919M Q3 Assuming GGAM $5 Variance Q3 Actual Results 24.4% 8.6% 15.8% Q3 Assuming GGAM Variance Q3 Actual Results 1580 bps Tax RateIn Q1 and Q2 2023, Atkore utilized the Government Grant Accounting Model (GGAM) regarding transferability of the solar credits being generated as part of the Inflation Reduction Act (IRA)1 and included the credits as a reduction of cost of sales Beginning in Q3 2023, Atkore changed the accounting treatment for the solar tax credits to utilize the ASC 740 Accounting Model (ASC 740), which records the benefit of the credits as a reduction of tax provision instead of a reduction of cost of sales Atkore will return to GGAM Accounting regarding the solar credits in FY 2024 Q3 Solar Credit BridgesBackground and Update

5© Atkore Q3 Income Statement Summary 1. See non-GAAP reconciliation in appendix 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales ($’s in millions) Q3 2023 Q3 2022 Y/Y Change Y/Y % Change Net Sales $919.1 $1,061.6 ($142.5) (13.4%) Operating Income $232.6 $349.7 ($117.2) (33.5%) Net Income $201.3 $254.3 ($53.0) (20.8%) Adjusted EBITDA1 $270.3 $377.5 ($107.3) (28.4%) Adjusted EBITDA Margin2 29.4% 35.6% (620 bps) - Tax Rate 8.6% 25.7% (1,710 bps) - Net Income per Share (Diluted) $5.13 $5.74 ($0.61) (10.6%) Adjusted Diluted EPS1 $5.72 $6.07 ($0.35) (5.8%)

6© Atkore Consolidated Atkore Bridges 1. See non-GAAP reconciliation in appendix. Adjusted EBITDA Bridge1 Net Sales BridgeQ3 2023 $20 $196 $48 $15 2022 Volume/Mix Price M&A F/X / Other / Solar Credit 2023 $1,062M $919M $3 $196 $113 $9 $31 2022 Volume/Mix Price Cost Changes M&A Productivity / Investment / F/X / Other / Solar Credit 2023 $378M $270M Net Sales % Change $6.07 $5.72 $1.72 $0.10 $0.03 $0.64 $0.60 2022 Quarterly Results M&A F/X / Interest / Tax Rate Share Count Solar Credit 2023 Adjusted Diluted EPS Bridge1 Volume/Mix +2% Price (18%) Acquisitions +4% F/X / Other (1%) Total (13%) Includes $18M of Solar Credit Impact

7© Atkore Segment Results $2 $161 $47 $4 2022 Volume/Mix Price M&A F/X / Other 2023 $822M $706M Q3 Net Sales Bridge $18 $35 $1 $12 2022 Volume/Mix Price M&A F/X / Other / Solar Credit 2023 $242M $214M Q3 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q3 2023 Q3 2022 Y/Y Change Net Sales $705.6 $821.6 (14.1%) Adjusted EBITDA $266.6 $351.5 (24.2%) Adjusted EBITDA Margin 37.8% 42.8% (500 bps) ($’s in millions) Q3 2023 Q3 2022 Y/Y Change Net Sales $213.6 $241.9 (11.7%) Adjusted EBITDA $21.5 $45.7 (52.9%) Adjusted EBITDA Margin 10.1% 18.9% (880 bps) *Assuming the GGAM Method for solar credits, Q3 2023 Adjusted EBITDA would have been $42M with an Adjusted EBITDA Margin of 19%1 1. See non-GAAP reconciliation in appendix.

8© Atkore Cash Flow from Operating Activities FY23 YTD Cash Bridge Cash Flow Summary $564 $123 $83 $416 $13 FY22 YE Cash Balance Cash Flow From Operating Activities Capital Expenditures M&A Stock Repurchases Net Other Uses of Cash FY23 YTD Cash Balance $389M $318M $372M $564M FY22 YTD FY23 YTD +52% 54% 103% Cash flow from Operating Activities as % of Net Income

9© Atkore Updated FY2023 Outlook Outlook Summary 1. Reconciliations of the forward-looking quarterly and full-year 2023 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. 2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS outlook. Outlook Items for Consolidated Atkore Q4 2023 Outlook FY2023 Outlook Updates to FY2023 Outlook Key Comments & Perspective Net Sales Down 7% – 15% vs. PY Down 8% – 10% vs. PY (3%) / – Excluding the variance associated with the accounting treatment for solar credits, we estimate that the midpoint of the Q4 2023 and FY2023 Adjusted EBITDA Outlook would have been approximately $250M and $1,080M, respectively Adjusted EBITDA1 $210M – $230M $1,020M – $1,040M +$5M / ($25M) Adjusted Diluted EPS1 $3.70 – $4.10 $18.90 – $19.30 +$1.45 / +$0.95 Interest Expense ~$36M – $38M ($3M) / ($5M) Tax Rate 18% – 20% 18% – 20% (600 bps) Capital Expenditures ~$200M – Stock Repurchases ≥$416M +$16M Diluted Shares Outstanding2 ~39.5M – Increasing FY2023 Outlook for Adjusted Diluted EPS. Continue to expect mid-single digit percentage volume growth for full year Net Sales versus prior year.

10© Atkore FY 2023 Outlook Update Comparison 1. Reconciliations of the forward-looking quarterly and full-year 2023 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. Outlook expectations for both Adjusted EBITDA and Adjusted Diluted EPS for FY 2023 would have been in a position to increase versus the prior outlook provided in May under the GGAM method of accounting for solar credits Adjusted EBITDA Bridge1 Adjusted Diluted EPS Bridge1 $276 $291 $50 Q1 2023 Q2 2023 Q3 2023 Assuming GGAM $240 - $260 Q4 Outlook Assuming GGAM FY23 Outlook Assuming GGAM Variance Due to Change from GGAM to ASC 740 FY23 Outlook $264M $1,070 - $1,090 $1,020M - $1,040M $4.61 $4.87 $5.22 $0.13 Q1 2023 Q2 2023 Q3 2023 Assuming GGAM $4.07 - $4.47 Q4 Outlook Assuming GGAM FY23 Outlook Assuming GGAM Variance Due to Change from GGAM to ASC 740 FY23 Outlook $18.77 - $19.17 $18.90 - $19.30 Implied Q4 Outlook provided in May 2023 of $235M - $265M Implied Q4 Outlook provided in May 2023 of $4.02 - $4.52 Outlook provided in May 2023 of $1,015M - $1,065M Outlook provided in May 2023 of $17.45 - $18.35

11© Atkore Appendix

12© Atkore Segment Information Three months ended June 30, 2023 June 24, 2022 (in thousands) Net Sales Adjusted EBITDA Adjusted EBITDA Margin Net Sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 705,617 $ 266,556 37.8% $ 821,566 $ 351,466 42.8 % Safety & Infrastructure 213,606 21,493 10.1% 241,909 45,669 18.9 % Eliminations (106) (1,885) Consolidated operations $ 919,117 $ 1,061,590

13© Atkore S&I Adjusted EBITDA Margin (Under Government Grant Accounting Model) Three months ended June 30, 2023 (in thousands) Net Sales Adjusted EBITDA Adjusted EBITDA Margin Safety & Infrastructure (as reported) $ 213,606 $ 21,493 10.1 % Total solar credits generated (a) — 20,248 Rebate allocation (b) 4,780 — Safety & Infrastructure under government grant accounting model $ 218,386 $ 41,741 19.1% (a) Solar tax credits generated by the Company were previously recorded as a reduction to cost of sales under the government grant model and would have resulted in higher income before income taxes and Adjusted EBITDA. See Note 2, “Revenue from Contracts with Customers” in the forms 10-Q filed May 9, 2023 and August 8, 2023 for additional information. (b) Under the government grant accounting model, the Company allocated a portion of the rebate related to the transfer of solar tax credits to cost of sales. As reported, net sales includes the full economic value of the rebate. See Note 2, “Revenue from Contracts with Customers” in the forms 10-Q filed May 9, 2023 and August 8, 2023 for additional information.

14© Atkore Net Income to Adjusted EBITDA Reconciliation Three months ended (in thousands) June 30, 2023 March 31, 2023 June 24, 2022 June 25, 2021 June 26, 2020 June 28, 2019 Net income $ 201,288 $ 174,194 $ 254,313 $ 175,297 $ 24,078 $ 36,550 Interest expense, net 8,682 8,475 7,243 8,090 9,421 12,789 Income tax expense 18,931 53,364 88,041 61,654 8,672 11,106 Depreciation and amortization 30,105 28,598 20,428 20,166 18,316 17,760 Stock-based compensation 5,966 6,863 4,625 3,768 1,656 4,120 Other (a) 5,289 4,547 2,880 5,289 1,581 6,156 Adjusted EBITDA $ 270,262 $ 276,041 $ 377,530 $ 274,264 $ 63,724 $ 88,481 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed August 8, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs. Consolidated Atkore Inc.

15© Atkore Net Income to Adjusted EBITDA Reconciliation (Under Government Grant Accounting Model) (in thousands) June 30, 2023 Income before income taxes (as reported) $ 220,219 Total solar credits generated (a) 20,248 Income before income taxes (adjusted for solar credits) 240,467 Income tax expense (at 24.4%) 58,674 Net Income 181,793 Net income 181,793 Interest expense, net 8,682 Income tax expense 58,674 Depreciation and amortization 30,105 Stock-based compensation 5,966 Other (b) 5,289 Adjusted EBITDA $ 290,509 (a) Solar tax credits generated by the Company were previously recorded as a reduction to cost of sales under the government grant model and would have resulted in higher income before income taxes. See Note 2, “Revenue from Contracts with Customers” in the forms 10-Q filed May 9, 2023 and August 8, 2023 for additional information. (b) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed August 8, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs. Consolidated Atkore Inc.

16© Atkore Earnings Per Share Reconciliation (Under Government Grant Accounting Model) (in thousands) June 30, 2023 Income before income taxes (as reported) $ 220,219 Total solar credits generated (a) 20,248 Income before income taxes (adjusted for solar credits) 240,467 Income tax expense (at 24.4%) 58,674 Net Income 181,793 Net income 181,793 Less: Undistributed earnings allocated to participating securities 3,086 Net income available to common shareholders $ 178,707 Denominator: Basic weighted average common shares outstanding Effective of dilutive securities: Non-participating employee stock options 38,132 Diluted weighted average common shares outstanding 525 Weighted-average Diluted Common Shares Outstanding 38,657 Basic earnings per share $ 4.69 Diluted earnings per share $ 4.62 (a) Solar tax credits generated by the Company were previously recorded as a reduction to cost of sales under the government grant model and would have resulted in higher income before income taxes. See Note 2, “Revenue from Contracts with Customers” in the forms 10-Q filed May 9, 2023 and August 8, 2023 for additional information. Consolidated Atkore Inc.

17© Atkore Adjusted Diluted EPS Reconciliation (Adjusted Net Income Per Diluted Share) Three months ended (in thousands, except per share data) June 30, 2023 March 31, 2023 June 24, 2022 June 25, 2021 June 26, 2020 June 28, 2019 Net income $ 201,288 $ 174,194 $ 254,313 $ 175,297 $ 24,078 $ 36,550 Stock-based compensation 5,966 6,863 4,625 3,768 1,656 4,120 Intangible asset amortization 15,192 14,790 8,624 8,707 8,026 7,868 Loss on extinguishment of debt — — — 4,202 — — Other (a) 5,358 4,276 1,028 (863) 984 5,371 Pre-tax adjustments to net income 26,516 25,929 14,277 15,814 10,666 17,359 Tax effect (6,629) (6,482) (3,569) (3,954) (2,667) (4,253) Adjusted net income $ 221,175 $ 193,641 $ 265,021 $ 187,157 $ 32,077 $ 49,656 Weighted-Average Diluted Common Shares Outstanding 38,657 39,749 43,630 47,286 47,819 47,557 Net income per diluted share $ 5.13 $ 4.31 $ 5.74 $ 3.64 $ 0.49 $ 0.75 Adjusted net income per diluted share $ 5.72 $ 4.87 $ 6.07 $ 3.96 $ 0.67 $ 1.04 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed August 8, 2023 for additional information.), release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives. Consolidated Atkore Inc.

18© Atkore Adjusted Diluted EPS Reconciliation Consolidated Atkore Inc. (Adjusted Net Income Per Diluted Share, Under Government Grant Accounting Model) (in thousands) June 30, 2023 Income before income taxes (as reported) $ 220,219 Total solar credits generated (a) 20,248 Income before income taxes (adjusted for solar credits) 240,467 Income tax expense (at 24.4%) 58,674 Net Income 181,793 Net income 181,793 Stock-based compensation 5,966 Intangible asset amortization 15,192 Other (b) 5,358 Pre-tax adjustments to net income 26,516 Tax effect (6,629) Adjusted Net Income $ 201,680 Weighted-average Diluted Common Shares Outstanding 38,657 Net income per diluted share $ 4.62 Adjusted net income per diluted share $ 5.22 (a) Solar tax credits generated by the Company were previously recorded as a reduction to cost of sales under the government grant model and would have resulted in higher income before income taxes. See Note 2, “Revenue from Contracts with Customers” in the forms 10-Q filed May 9, 2023 and August 8, 2023 for additional information. (b) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed August 8, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

19© Atkore Trailing Twelve Month Adjusted EBITDA TTM Three months ended (in thousands) June 30, 2023 June 30, 2023 March 31, 2023 December 30, 2022 September 30, 2022 Net income $ 769,776 $ 201,288 $ 174,194 $ 173,492 $ 220,802 Interest expense, net 35,645 8,682 8,475 9,488 9,000 Income tax expense 187,411 18,931 53,364 48,559 66,557 Depreciation and amortization 108,617 30,105 28,598 25,967 23,947 Stock-based compensation 21,164 5,966 6,863 5,270 3,065 Other (a) 12,619 5,289 4,547 1,069 1,714 Adjusted EBITDA $ 1,135,233 $ 270,262 $ 276,041 $ 263,845 $ 325,085 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed August 8, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs. Consolidated Atkore Inc.

20© Atkore Net Debt to Total Debt (in thousands) June 30, 2023 March 31, 2023 December 30, 2022 September 30, 2022 June 24, 2022 December 24, 2021 Long-term debt $ 762,149 $ 761,612 $ 761,074 $ 760,537 $ 759,999 $ 759,461 Total debt 762,149 761,612 761,074 760,537 759,999 759,461 Less cash and cash equivalents 317,809 354,342 307,827 388,751 186,650 390,399 Net debt $ 444,340 $ 407,270 $ 453,247 $ 371,786 $ 573,349 $ 369,062 Consolidated Atkore Inc.

21© Atkore Free Cash Flow Reconciliation Nine months ended (in thousands) June 30, 2023 June 24, 2022 Net cash provided by operating activities $ 563,748 $ 371,776 Capital expenditures (122,535) (81,990) Free Cash Flow $ 441,213 $ 289,786 Consolidated Atkore Inc.

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